CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus, and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 21 to Registration Statement (Form N-1A, No. 33-53698) of The Integrity Funds.


                                                  /s/ Ernst & Young LLP


Columbus, Ohio
September 2, 2003